SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 20, 2007
AmeriCredit Automobile Receivables Trust 2007-D-F
(Exact name of registrant as specified in its charter)
AFS SenSub Corp.
(Exact name of depositor as specified in its charter)
AmeriCredit Financial Services, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-130439-08	26-0855909

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc.	76102
Attention: J. Michael May, Esq.	(Zip Code)
801 Cherry Street, Suite 3900
Fort Worth, Texas
(Address of Principal Executive Offices)
Registrant’s telephone number including area code — (817) 302-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture
Amended and Restated Trust Agreement
Sale and Servicing Agreement
Purchase Agreement
Indemnification Agreement
Insurance and Indemnity Agreement
Premium Letter
Spread Account Agreement
Financial Guaranty Insurance Policy
Custodian Agreement
Tri-Party Remittance Processing Agreement
ISDA Master Agreement
Consent of PricewaterhouseCoopers LLP
Consent of PricewaterhouseCoopers LLP
Statistical Information

Item 1.01. Entry into a Material Definitive Agreement.
     AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2007-D-F (the “Issuing Entity”), to issue $184,000,000 Class A-1 5.9139% Asset Backed Notes, $164,000,000 Class A-2-A 5.66% Asset Backed Notes, $50,000,000 Class A-2-B Floating Rate Asset Backed Notes, $232,000,000 Class A-3-A 5.49% Asset Backed Notes, $40,000,000 Class A-3-B Floating Rate Asset Backed Notes, $200,000,000 Class A-4-A 5.56% Asset Backed Notes and $130,000,000 Class A-4-B Floating Rate Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on September 20, 2007 (the “Closing Date”). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of September 6, 2007, as amended and restated as of September 12, 2007 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of September 12, 2007 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Notes were sold to Credit Suisse Securities (USA) LLC, Lehman Brothers Inc., UBS Securities LLC, Barclays Capital Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of September 11, 2007 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and Lehman Brothers Inc., as representative of the Underwriters (the “Representative”).
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of September 12, 2007 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of September 12, 2007 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.
     AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.8, dated as of September 12, 2007 (the “Custodian Agreement”), among AmeriCredit, Financial Security Assurance Inc. (the “Insurer”) and Wells Fargo. AmeriCredit Financial Services of Canada Ltd. (“AFS of Canada”) will also service a portion of the Receivables on behalf of the Issuing Entity pursuant to the Second Amended and Restated Servicing Agreement, attached hereto as Exhibit 10.7, dated as of January 1, 2006, between AmeriCredit and AFS of Canada. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) has agreed to collect and deposit remittances related to the Receivables to a lockbox account pursuant to the Tri-Party Remittance

Processing Agreement, attached hereto as Exhibit 10.9, dated as of September 12, 2007 (the “Lockbox Agreement”), between Wells Fargo, as Trustee, AmeriCredit and JPMorgan Chase, as Processor.
     As of September 5, 2007 (the “Statistical Calculation Date”), the Receivables had the characteristics described in the Prospectus Supplement dated September 11, 2007 (the “Prospectus Supplement”), filed with the Commission pursuant to Rule 424(b)(5) of the Act on September 17, 2007. As of September 12, 2007 ( the “Cutoff Date”), the Receivables had the characteristics set forth in Exhibit 99.1.
     On the Closing Date, the Insurer issued the Financial Guaranty Insurance Policy, attached hereto as Exhibit 10.6 dated as of September 20, 2007 (the “Policy”), pursuant to which it unconditionally and irrevocably guarantees the payments of interest and certain payments of principal due on the notes during the term of the Policy. The Policy was issued pursuant to the terms of the Insurance and Indemnity Agreement, attached hereto as Exhibit 10.3, dated as of September 12, 2007 (the “Insurance Agreement”), among the Insurer, Wells Fargo, as the Indenture Trustee, the Issuing Entity, AFS SenSub and AmeriCredit. The Insurance Agreement specifies the conditions precedent to the issuance of the Policy, the premium payable in respect thereof and certain indemnification obligations of the Issuing Entity, AFS SenSub, AmeriCredit and the Indenture Trustee to the Insurer. The method of calculating the premium payments that are due to the Insurer pursuant to the Insurance Agreement is set forth in the Premium Letter, attached hereto as Exhibit 10.4, dated as of September 12, 2007, among the Insurer, the Issuing Entity, AmeriCredit and Wells Fargo, as Trustee, Trust Collateral Agent, Collateral Agent and Backup Servicer.
     A spread account (“Spread Account”) was established on the Closing Date, for the benefit of the Insurer and the Noteholders, to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Spread Account was established pursuant to the Spread Account Agreement, attached hereto as Exhibit 10.5, dated as of September 12, 2007 (the “Spread Account Agreement”), among the Insurer, the Issuing Entity and Wells Fargo, as Trustee, Trust Collateral Agent and Collateral Agent.
     Pursuant to the Indemnification Agreement, attached hereto as Exhibit 10.2, dated as of September 11, 2007 (the “Indemnification Agreement”), among the Insurer, AmeriCredit and the Representative, the Insurer agreed to indemnify AmeriCredit and the Underwriters and the Underwriters agreed to indemnify the Insurer, in each case with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Insurance Agreement, AmeriCredit and AFS SenSub agreed to indemnify the Insurer with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Underwriting Agreement, AmeriCredit and the Underwriters agreed to indemnify each other with respect to certain disclosure in the Prospectus Supplement.
     The Issuing Entity entered into a Swap Agreement, attached hereto as Exhibit 10.10, on the Closing Date with Lehman Brothers Special Financing Inc. in order to hedge against the interest rate risk that results from the fixed rate Receivables producing the income stream that will support the variable rate Class A-2-B Notes, Class A-3-B Notes and Class A-4-B Notes.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
          1.1 Underwriting Agreement, dated as of September 11, 2007, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative (see Exhibit 1.1 to Form 8-K filed on September 13, 2007, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).
          4.1 Indenture, dated as of September 12, 2007, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.
          4.2 Amended and Restated Trust Agreement, dated as of September 12, 2007, between AFS SenSub and WTC, as Owner Trustee.
          4.3 Sale and Servicing Agreement, dated as of September 12, 2007, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.
          5.1 Opinion of Dewey Ballantine LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on September 20, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-08, which is incorporated by reference herein).
          8.1 Opinion of Dewey Ballantine LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on September 20, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-08, which is incorporated by reference herein).
          10.1 Purchase Agreement, dated as of September 12, 2007, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.
          10.2 Indemnification Agreement, dated as of September 11, 2007, among the Insurer, AmeriCredit and the Representative.
          10.3 Insurance and Indemnity Agreement, dated as of September 12, 2007, among the Insurer, Wells Fargo, as Indenture Trustee, the Issuing Entity, AFS SenSub and AmeriCredit.
          10.4 Premium Letter, dated September 12, 2007, among the Insurer, the Issuing Entity, AmeriCredit and Wells Fargo, as Trustee, Trust Collateral Agent, Collateral Agent and Backup Servicer.

          10.5 Spread Account Agreement, dated as of September 12, 2007, among the Insurer, the Issuing Entity and Wells Fargo, as Trustee, Trust Collateral Agent and Collateral Agent.
          10.6 Financial Guaranty Insurance Policy, dated as of September 20, 2007 and delivered by the Insurer.
          10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).
          10.8 Custodian Agreement, dated as of September 12, 2007, among AmeriCredit, as Custodian, the Insurer and Wells Fargo.
          10.9 Tri-Party Remittance Processing Agreement, dated as of September 12, 2007, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.
          10.10 ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmations, each dated as of September 20, 2007, between the Issuing Entity and Lehman Brothers Special Financing Inc.
          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
          23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
          99.1 Statistical information for the receivables as of the Cutoff Date.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-D-F

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ J. Michael May

Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary
Dated: September 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 11, 2007, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, and Lehman Brothers Inc., as Representative of the Underwriters (the “Representative”) (see Exhibit 1.1 to Form 8-K filed on September 13, 2007, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

4.1	Indenture, dated as of September 12, 2007, between AmeriCredit Automobile Receivables Trust 2007-D-F (the “Issuing Entity”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of September 12, 2007, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of September 12, 2007, among the Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Dewey Ballantine LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on September 20, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-08, which is incorporated by reference herein).

8.1	Opinion of Dewey Ballantine LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on September 20, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-08, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of September 12, 2007, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of September 11, 2007, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

10.3	Insurance and Indemnity Agreement, dated as of September 12, 2007, among the Insurer, Wells Fargo Bank, National Association, as Indenture Trustee, the Issuing Entity, AFS SenSub Corp., as Seller, and AmeriCredit Financial Services, Inc.

10.4	Premium Letter, dated September 12, 2007, among the Insurer, the Issuing Entity, AmeriCredit Financial Services, Inc. and Wells Fargo Bank, National Association, as Trustee, Trust Collateral Agent, Collateral Agent and Backup Servicer.

Exhibit No.	Description

10.5	Spread Account Agreement, dated as of September 12, 2007, among the Insurer, the Issuing Entity and Wells Fargo Bank, National Association, as Trustee, Trust Collateral Agent and Collateral Agent.

10.6	Financial Guaranty Insurance Policy, dated as of September 20, 2007 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.8	Custodian Agreement, dated as of September 12, 2007, among AmeriCredit Financial Services, Inc., as Custodian, the Insurer and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.9	Tri-Party Remittance Processing Agreement, dated as of September 12, 2007, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.10	ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmations, each dated as of September 20, 2007, between the Issuing Entity and Lehman Brothers Special Financing Inc.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Statistical information for the receivables as of the Cutoff Date.